NEW!
CHEEZ-IT
Four Cheese

Special
K

KELLOGG COMPANY

ElFudge
Original

FROOT LOOPS
FIBER

Eggo
Homestyle

ZUCARITAS

Pringles: A Unique Growth Opportunity for Kellogg February 15, 2012 ® Exhibit 99.2

Forward-Looking Statements
This presentation contains, or incorporates by reference, “forward-looking statements” with projections concerning, among other things, the acquisition of the Pringles® business, the Company’s strategy, and the Company’s sales, earnings, margin, operating profit, costs and expenditures, interest expense, tax rate, capital expenditure, investments, dividends, cash flow, debt reduction, share repurchases, costs, brand building, ROIC, working capital, growth, new products, innovation, cost reduction projects, and competitive pressures. Forward-looking statements include predictions of future results or activities and may contain the words “expects,” “believes,” “should,” “will,” “will deliver,” “anticipates,” “projects,” “estimates,” or words or phrases of similar meaning.
The Company’s actual results or activities may differ materially from these predictions. The Company’s future results could also be affected by a variety of factors, including the ability to complete the acquisition of the Pringles® business, the impact of competitive conditions; the effectiveness of pricing, advertising, and promotional programs; the success of innovation, renovation and new product introductions; the recoverability of the carrying value of goodwill and other intangibles; the success of productivity improvements and business transitions; commodity and energy prices; labor costs; disruptions or inefficiencies in supply chain; the availability of and interest rates on short-term and long-term financing; actual market performance of benefit plan trust investments; the levels of spending on systems initiatives, properties, business opportunities, integration of acquired businesses, and other general and administrative costs;
changes in consumer behavior and preferences; the effect of U.S. and foreign economic conditions on items such as interest rates, statutory tax rates, currency conversion and availability; legal and regulatory factors; including changes in food safety, advertising and labeling laws and regulations; the ultimate impact of product recalls; business disruption or other losses from war, terrorist acts or political unrest; and other items.
Forward-looking statements speak only as of the date they were made, and the Company undertakes no obligation to publicly update them.
2 2

Transaction Summary
Kellogg to acquire Pringles snack business from Procter &
Gamble for $2.695 billion in cash
– Purchase price represents ~11x LTM EBITDA and ~9x net
of tax benefits and liabilities
Exciting expansion of Kellogg’s existing global snack business
Expected to be EPS accretive in the first full-year
(a)
Transaction targeted to close by June 30, 2012, subject to
regulatory approvals
a) Excluding one-time costs and other purchase accounting adjustments.

Iconic ~$1.5 billion brand – will be second largest at Kellogg
Highly incremental to US and international businesses
– Potentially expands the reach of Kellogg brands
– Game changer internationally
– Provides entry into warehouse-distributed snack aisle
– World-class manufacturing capability
Provides new innovation platform – flavors, packaging, forms
Financially attractive
Compelling Strategic Rationale

Latin America 5%
Asia Pacific 18%
North America 34%
EMEA 6%
W. Europe 37%

Pringles
ORIGINAL
SALT & VINEGAR
SOUR CREAM & ONION
PAPRIKA
CHEESE
HOT & SPICY

Iconic global snack brand
– #2 in savory snacks globally
(a)
– Distribution in 140 countries
Platform for future innovation
Strong in-store positioning
World-class manufacturing and supply chain
FY11 Sales $1.5bn, EBITDA $243mm
Sources: Company filings, Wall Street research, Euromonitor.
a) Based on Euromonitor 2010 retail sales.
b) (Pringles) Consumer Market Knowledge (CMK).
Global Retail Sales ($2.5bn)
(a)
U.S. Retail Channel Mix
(b)
Pringles Will Make Us Stronger
Mass
48%
Grocery
25%
Club
4%
Other
11%
C-Store
12%

7,130
3,758
2,972
2,464
2,067
2,025
1,397
1,288
1,151
1,100
Lay's
Doritos
Cheetos
Pringles
Ruffles
Tostitos
Walkers
Calbee
Planters
Fritos
Top 10 Brands – Retail Sales
($ in millions)
Source: EuroMonitor.
Category
Share (%)
8.6%
4.5%
3.6%
3.0%
2.5%
2.4%
1.7%
1.6%
1.4%
1.3%
Pringles Positioned for Continued Growth
Savory-snack category
growing in both developed
and emerging markets
Large target markets; $48bn
and $15bn of retail sales in
developed and emerging
markets, respectively
Premium positioning,
particularly outside the
U.S., with leading brand
awareness
Proven ability to customize
product to local tastes

9.6%
4.3%
Developed Emerging
Savory-Snack Global Growth
(’05 - ’10 CAGR)

Kellogg's SNACKS

Pringles

NEW!
CHEEZ-IT
Mozzarella
TOWN HOUSE
FlipSides
Pretzel Crackers
ORIGINAL
NEW!
Keebler
JUMBO
Mint
new!
Special K
granola bars
NEW!
Special K
cracker CHIPS
TLC
Special K
cracker CHIPS
pop-tarts
Strawberry
CHEEZ-IT
SNACK MIX

Kellogg's

Strong Fit with Our Existing North American Snacks Platform More than $4 billion business Delivering solid MSD growth Strong innovation pipeline with such products as Special K Cracker Chips 7 ®

Provides Scale and Access to Markets

Pringles doubles Kellogg’s International Snack business
Kellogg present in 180 countries, Pringles in 140
Enhanced scale in key developed markets
Potential in key complementary markets
®

Builds Snacks Platform
2011E – Before/After the Inclusion of the Pringles Business

North America
Retail Cereal
North America
Retail Snacks
International
Cereal
North America
Frozen & Specialty
Channels
International
Snacks
North America
Retail Cereal
North America
Retail Snacks
International
Cereal
North America
Frozen & Specialty
Channels
International
Snacks

Financial Highlights
Acquisition for $2.695 billion in cash
Attractive Price:
– 1.7x LTM Sales
– ~11x LTM EBITDA, ~9x adjusted for tax benefits and working capital
Transaction funded with cash on hand and committed financing
– Maintain strong investment-grade rating
Good use of international cash, low rates of financing
Total one-time costs are expected to be between $160 - 180 million
Identified on-going synergies of $50 – 75 million
Dilutive to EPS by $0.11-0.16 in 2012 including one-time costs and changes to share-repurchase program
Slightly accretive to EPS in 2013 including one-time costs and changes to share repurchase program

Special K
Pringles
Keebler
Nutri-Grain
pop-tarts
Eggo
Kashi
The Seven Whole Grain Company
CHEEZ-IT
Kellogg's Raisin Bran

The New Kellogg
$15bn Company with a
collection of leading brands
#1 global cereal business
#2 global biscuit business
#2 global savory snack
business
Growing North American
frozen food business
Global operations in more
than 180 countries

®

Q&A